SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                            to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                          Date of Report: July 8, 1996
                                          ------------


                            SMITH-MIDLAND CORPORATION
                            -------------------------
             (Exact Name Of Registrant as Specified in its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


        1-13752                                           54-1727060
        -------                                           ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


                 Route 28, P.O. Box 300, Midland, Virginia 22728
                 -----------------------------------------------
               (Address of Principal Executive Offices,  Zip Code)


                                 (540) 439-3266
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)






                                TABLE OF CONTENTS

                                    FORM 8-K

                                  July 8, 1996


Item                                                                        Page
- ----                                                                        ----

Item 5.           Other Events                                                1

Signatures                                                                    2

Exhibits                                                                    None


                                      -i-



Item 5.  Other Events

In January 1996, the former Chief Financial Officer (the "Claimant") of Smith-Midland Corporation (the "Company") filed a request for arbitration under the rules of the American Arbitration Association seeking damages of approximately $250,000 based upon the claim of wrongful termination under his employment agreement. The dispute was presented to an arbitrator in April 1996. On July 1, 1996, the Company was notified that the arbitrator ruled partially in favor of the Claimant and directed the Company to pay $80,000 to the Claimant. Prior to the arbitrator's decision, the Company had reserved approximately $35,000 in connection with the resolution of this claim. The Company is currently negotiating the payment terms of the award with the Claimant.





                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       SMITH-MIDLAND CORPORATION


Date  July 8, 1996                                     By:  /s/  Rodney I. Smith
      ------------                                     -------------------------
                                                       Rodney I. Smith,
                                                       President